SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 18, 2003

REMEC, INC.
(Exact name of Registrant as Specified in Charter)

California	01-16541	95-3814301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 Via de la Valle, Suite 311, Del Mar, California	92014
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code	(858) 505-3713

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure

On March 18, 2003 REMEC, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter of 2003 and fiscal year 2003. This press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Further, certain senior executive officers of the Company convened a public conference call on March 18, 2003. The Company’s results were discussed during this conference call. The Company subsequently determined that certain financial data presented during this conference call inadvertently conflicted with the financial data presented in the attached press release. The financial data presented in the attached press release is correct and supersedes in all respects the conflicting financial data presented during the conference call.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits.

Exhibit 99.1            Press release dated March 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Vice President, General Counsel and Secretary

Date:  March 18, 2003